Execution Copy

Exhibit 10.03

FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

This FIRST AMENDMENT TO INTERCREDITOR AGREEMENT is dated as of November 13, 2007 (this “Amendment”) between U.S. Bank National Association, in its capacity as trustee under the Indenture (as defined below) and as secured party under the Security Agreement (as defined in the Indenture) (together with its successors in such capacities, the “Trustee”), and DDJ TOTAL RETURN LOAN FUND, L.P., as assignee of Texas State Bank and the lender under the Credit Agreement (as defined below) (together with its successors in such capacities, the “Lender”).

WHEREAS, The Wornick Company, a Delaware corporation (the “Issuer”), the Guarantors (as defined in the Indenture) and the Trustee are parties to that certain Indenture, dated as of June 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”);

WHEREAS, the Issuer, the Subsidiaries and the Lender (as assignee of Texas State Bank) are parties to that certain Loan Agreement, dated as of June 30, 2004 (as amended by the First Amendment thereto dated as of March 16, 2007, the Second Amendment thereto dated as of November      , 2007, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Trustee and the Lender (as assignee of Texas State Bank) are parties to that certain Intercreditor Agreement, dated as of June 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);

WHEREAS, the Issuer has requested and the Lender has agreed to make certain modifications with respect to the availability of the Revolving Loan; and

WHEREAS, the Trustee and the Lender wish to amend the Intercreditor Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree that the Intercreditor Agreement is hereby amended as follows:

1.             Capitalized Terms.  Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Intercreditor Agreement, as amended by this Amendment.

2.             Amendment to Intercreditor Agreement.  Section 1.1 of the Intercreditor Agreement is hereby amended by deleting the defined term  “Maximum Amount” and replacing such defined term in its entirety with the new definition of such term, all as more fully set forth below:

“‘Maximum Amount’ means, at any time, an aggregate amount of Credit Facility Indebtedness incurred and outstanding at such time (plus any Refinancing Indebtedness incurred to retire, defease, refinance, replace or refund such Credit

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Facility Indebtedness) not to exceed $27.5 million, plus all related interest, fees, indemnities, costs and expenses.”

3.             Representations and Warranties.

                (a)           In order to induce the Lender to agree to the amendments set forth herein, the Trustee hereby makes the following representations and warranties, each of which shall survive the execution and delivery of this Amendment:

(i)            based solely on the representations made by the Holders of the Notes, the Trustee has entered into this Amendment pursuant to the written direction of Holders of the Notes holding in excess of two-thirds of the outstanding principal amount thereof;

(ii)           this Amendment has been duly executed and delivered by the Trustee; and

(iii)          based solely on the representations made by the Holders of the Notes, the First Supplemental Indenture dated as of November      , 2007 to the Indenture has been duly executed and delivered by the Trustee pursuant to the written direction of Holders of the Notes holding in excess of two-thirds of the outstanding principal amount thereof.

                (b)           In order to induce the Lender to agree to the amendments set forth herein, the Issuer, by its acknowledgment below, hereby makes the following representations and warranties, each of which shall survive the execution and delivery of this Amendment:

(i)            the Trustee has entered into this Amendment pursuant to the written direction of Holders of the Notes holding the requisite amount of the outstanding principal thereof;

(ii)           the Trustee has executed and delivered the First Supplemental Indenture dated as of November      , 2007 (the “Supplemental Indenture”) to the Indenture pursuant to the written direction of Holders of the Notes holding the requisite amount of the outstanding principal thereof and such First Supplemental Indenture has become effective in accordance with its terms; and

(iii)          the Obligations (as defined in the Credit Agreement) in the aggregate principal amount of up to $27,500,000, together with all related interest, fees, indemnities, costs and expenses, constitute Indebtedness permitted under the Indenture and the Notes, the Liens securing such Obligations constitute Liens permitted under the Indenture and the Notes and such Liens are and shall be senior in priority to the Liens of the Trustee as provided in Section 2.1 of the Intercreditor Agreement.

4.             Miscellaneous.

(a)           This Amendment shall not operate as a waiver of any defenses, rights and claims of any party under the Intercreditor Agreement with respect to the Make-Whole Premium and Redemption Fee (both, as defined in the Credit Agreement).

(b)           Except to the extent specifically amended hereby, the Intercreditor Agreement and all related documents shall remain in full force and effect.  Whenever the terms or sections amended hereby shall be referred to in the Intercreditor Agreement or such other documents (whether directly

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or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.

(c)           This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(d)           This Amendment shall be governed by the laws of the State of New York, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

		By	/s/ Lawrence J. Bell
Name: Lawrence J. Bell
Title: Vice President

DDJ TOTAL RETURN LOAN FUND, L.P.,
as Senior Creditor and Lender

		By:	GP Total Return, LP, its General Partner
		By:	GP Total Return, LLC, its General Partner
		By:	DDJ Capital Management, LLC, Manager

		By	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

Acknowledged solely for purposes of
Section 3(b):

THE WORNICK COMPANY

By	/s/ Jon P. Geisler
Name: Jon P. Geisler
Title: President & CEO

                By their signature below, each of the undersigned Holders accepts the terms of the foregoing Amendment and acknowledges and agrees as follows:

                (a)           Such Holder shall not initiate or join in any action or proceeding challenging or contesting, or in any other manner challenge or contest, the validity, binding nature, enforceability or effectiveness of this Amendment or the Supplemental Indenture.

                (b)           The incurrence by the Issuer or any Guarantor of Indebtedness pursuant to the Credit Agreement in an aggregate amount incurred and outstanding at any time pursuant to Section 4.7(b) of the Indenture as purported to be amended by the Supplemental Indenture, and the Liens securing such Indebtedness, are permitted.

                (c)           Notwithstanding any such challenge or contest by any other Person or the outcome thereof, the Liens of the Trustee for the benefit of itself and the Holders in and to the Collateral are and shall be subordinate in priority to the Liens of the Senior Creditor in and to the Collateral as and to the extent provided in the Intercreditor Agreement as purported to be amended by this Amendment.

                (d)           This shall constitute a direction of such Holder to the Trustee to refrain from taking any action or position inconsistent with the foregoing paragraphs (a) — (c), and such Holder agrees to not revoke such direction.

                (e)           The foregoing paragraphs (a) — (d) shall be binding on the successors, assigns and/or transferees of each of the undersigned Holders.

                (f)            Capitalized terms used herein but not defined in this Amendment shall have the same meanings as defined in the Indenture.

Dated: November     , 2007

B IV CAPITAL PARTNERS, L.P.
By:	GP Capital IV, LLC, its General Partner
By:	DDJ Capital Management, LLC,
Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President
Fax:	(781) 283-8541

DDJ HIGH YIELD FUND

By: DDJ Capital Management, LLC,
its attorney-in-fact

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President
Fax:	(781) 283-8541

GMAM INVESTMENT FUNDS TRUST II, for the
account of the Promark Alternative High Yield Bond
Fund (Account No. 7M2E)

By: DDJ Capital Management, LLC, on behalf of
GMAM Investment Funds Trust II, for the account of
the Promark Alternative High Yield Bond Fund, in its
capacity as investment manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President
Fax:	(781) 283-8541

GMAM INVESTMENT FUNDS TRUST

By: DDJ Capital Management, LLC,
on behalf of GMAM Investment Funds Trust, in its
capacity as investment manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President
Fax:	(781) 283-8541

GENERAL MOTORS WELFARE BENEFIT
TRUST (VEBA)

By: State Street Bank and Trust Company, solely in
its capacity as Trustee for General Motors Welfare
Benefit Trust (VEBA) as directed by DDJ Capital
Management, LLC, and not in its individual capacity

By:	/s/ Jason R. Butler
Name:	Jason R. Butler
Title:	Vice President State Street Bank &
Trust Co.

GMAM INVESTMENT FUNDS TRUST II, for the
account of the Promark Alternative High Yield Bond
Fund (Account No. 7MWD)

By: DDJ Capital Management, LLC,
on behalf of GMAM Investment Funds Trust II for
the account of the Promark Alternative High Yield
Bond Fund, in its capacity as investment manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President
Fax:	(781) 283-8541

DDJ CAPITAL MANAGEMENT GROUP
TRUST

By: DDJ Capital Management, LLC, Investment
Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President
Fax:	(781) 283-8541

STICHTING PENSIOENFONDS HOOGOVENS

By: DDJ Capital Management, LLC, on
behalf of Stichting Pensioenfonds Hoogovens, in its
capacity as Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President
Fax:	(781) 283-8541

THE OCTOBER FUND, LIMITED PARTNERSHIP

By: October G.P., LLC, its General Partner
By: DDJ Capital Management, LLC, Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President
Fax:	(781) 283-8541

DDJ/ONTARIO CREDIT OPPORTUNITIES
FUND, L.P.

By: GP DDJ/Ontario Credit Opportunities, L.P., its
General Partner
By: GP Credit Opportunities, Ltd., its General
Partner

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	Director
Fax:	(781) 283-8541

MULTI-STYLE, MULTI-MANAGER FUNDS PLC
THE GLOBAL HIGH YIELD FUND

By: DDJ Capital Management, LLC, on
behalf of Multi-Style, Multi-Manager Funds PLC,
The Global High Yield Fund, in its capacity as
Money Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President
Fax:	(781) 283-8541

DDJ TOTAL RETURN LOAN FUND, L.P.

By: GP Total Return, LP, its General Partner
By: GP Total Return, LLC, its General Partner
By: DDJ Capital Management, LLC, Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President
Fax:	(781) 283-8541

AIG GLOBAL INVESTMENT CORP.
as investment adviser and/or subadviser
for various funds and accounts

By:	/s/ Tatiana Iliczewa
Name:	Tatiana Iliczewa
Title:	Vice President
Fax:

QDRF Master Ltd
Quadrangle Debt Opportunities Fund Master Ltd
Quadrangle Debt Recovery Income Fund Master Ltd

By: Quadrangle Debt Recovery Advisors LP, their
advisor

By:	/s/ Michael Weinstock
Name:	Michael Weinstock
Title:	Managing Principal

CSAM Funding I
CSAM Funding II
CSAM Funding III
CSAM Funding IV
Atrium CDO
Atrium II
Atrium III
Atrium IV
Castle Garden Funding
Credit Suisse Syndicated Loan Fund
Madison Park Funding I, Ltd.
CS High Yield Focus CBS, Ltd.
Atrium V
By: Credit Suisse Alternative Capital, Inc., as
collateral manager
Madison Park Funding II, Ltd.
By: Credit Suisse Alternative Capital, Inc., as
collateral manager
Madison Park Funding III, Ltd.
By: Credit Suisse Alternative Capital, Inc., as
collateral manager

By:	/s/ Andrew H. Marshak
Name:	Andrew H. Marshak
Title:	Authorized Signatory
Fax:	(212) 538-8290